                                                                   Exhibit 10.23


                           RECAPITALIZATION AGREEMENT

         THIS RECAPITALIZATION AGREEMENT (the "Agreement") is made as of
July __, 2004 among Commercial Vehicle Group, Inc., a Delaware corporation (the "Company") and the stockholders listed on the signatory pages hereto (the "Stockholders"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.

         The Company's outstanding capital stock consists of 6,698.01 shares of Class A Common Stock, par value $.01 per share (the "Class A Common"), 121,296.25 shares of Class B Common Stock, par value $.01 per share (the "Class B Common"), 30,324.00 shares of Class C Common Stock, par value $.01 per share (the "Class C Common"), 97,964.00 shares of Class D-1 Common Stock, par value $.01 per share (the "Class D-1 Common"), zero shares of Class D-2 Common Stock, par value $.01 per share (the "Class D-2 Common") and 24,491.00 shares of Class E Common Stock, par value $.01 per share (the "Class E Common"). The Company's outstanding classes of Common Stock generally differ with respect to dividend, liquidation preference and voting rights as provided in the Company's existing certificate of incorporation (the "Current Certificate"). The holders of the Company's outstanding capital stock own such shares in the respective amounts set forth opposite their individual names on Schedule I hereto. The Class A Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common and Class E Common are collectively referred to herein as the "Common Stock."

         On May 20, 2004, the Company and its wholly owned subsidiary, Trim Merger Co., entered into an Agreement and Plan of Merger with Trim Systems, Inc. ("Trim"), pursuant to which Trim Merger Co. will be merged with and into Trim (the "Trim Merger"), upon and subject to the terms and conditions outlined therein. Pursuant to the Trim Merger, the holders of outstanding shares of capital stock and warrants of Trim will receive in the aggregate 41,626.56 shares of Class A Common, 27,932.06 shares of Class B Common and 5,568.75 shares of Class C Common. The holders of outstanding shares of capital stock and warrants of Trim will be issued shares of Common Stock in connection with the Trim Merger in the respective amounts set forth opposite their individual names on Schedule II hereto. Trim Merger will be effected prior to consummation of the transactions contemplated by the Agreement. All such shares of Common Stock to be issued in the Trim Merger are referred to herein as the "Trim Shares."

         The Company has filed a Registration Statement on Form S-l (Registration No. 333-115708) with the Securities and Exchange Commission relating to an initial public offering (the "Initial Public Offering") of the Company's common stock, par value $.01 per share (the "New Common"), under the Securities Act. In connection with the Initial Public Offering, the Company intends to amend and restate its certificate of incorporation in order to, among other things, reclassify all of its outstanding classes of Common Stock into a single class of New Common on a share-for-share basis (the "Reclassification") and, immediately thereafter, effect a 38.991-to-one stock split of the New Common (the "Stock Split"). The terms of the New Common are set forth in the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate"), to be filed with the Secretary of State of the State of Delaware and to be effective in accordance with the terms of this Agreement.

         In order to adjust the ownership of the Company among the Stockholders so as to give effect to the relative rights and privileges of the existing Common Stock, which will be eliminated in the Reclassification, the parties hereto agree as follows:

         Section 1. Common Stock Ownership Reallocation.

         1A. Reallocation Transactions. Each of the Stockholders listed on the schedule attached hereto as Exhibit A (each a "Contributing Stockholder") hereby agrees to deliver to the Company that number of shares of Class C Common or Class E Common, as the case may be, as will be set forth opposite their individual names on Exhibit A as of the Closing and, upon such delivery, such shares of Class C Common and Class E Common shall be canceled by the Company (the "Canceled Shares"). The Company shall immediately thereafter issue to those Stockholders listed on Exhibit B (each an "Adjusted Stockholder") that number and class of shares of Common Stock of the Company as will be set forth opposite their individual names on Exhibit B as of the Closing on account of the shares of Common Stock held by such Stockholders (the "Additional Shares" and together with the Canceled Shares, the "Subject Shares").

         1B. Calculation of the Subject Shares. The number of Canceled Shares to be delivered to the Company by the Contributing Stockholders as set forth on Exhibit A as of the Closing and the number of Additional Shares to be issued by the Company to each Adjusted Stockholder as will be set forth on Exhibit B as of the Closing shall be calculated in a manner so that each Stockholder will hold, after giving effect to the Reclassification and Stock Split, that number of shares of New Common such Stockholder would receive under the Current Certificate upon a Distribution (as defined in the Current Certificate) by the Company of a number of shares of New Common equal to the Pre-IPO Company Value divided by (ii) the Pre-Split IPO Price. "Pre-IPO Company Value" means an amount equal to (i) the Pre-Split IPO Price multiplied by (ii) the aggregate number of shares of Common Stock outstanding (including the Trim Shares). "Pre-Split IPO Price" means an amount equal to (A) the initial price to the public per share of New Common in the Initial Public Offering multiplied by (B) 38.991.

         1C. Restated Certificate of Incorporation. The Company has previously authorized the amendment (the "Charter Amendment") of the Current Certificate attached hereto as Exhibit C and the further amendment and restatement of the Current Certificate in the form of the Restated Certificate attached hereto as Exhibit D, and submitted the same to the Stockholders for approval. The Charter Amendment will be filed with the Secretary of State of the State of Delaware and become effective prior to the Closing. The Reclassification and Stock Split will be effected upon the effectiveness of the Restated Certificate. The Restated Certificate shall be filed with the Secretary of State of the State of Delaware and become effective immediately after the Closing. Each of the Stockholders agrees to vote in favor of the adoption of the Charter Amendment and the Restated Certificate.

         1D. Notice. Prior to the Closing (as defined in Section 1F), the Company shall calculate the number of Canceled Shares to be delivered to the Company by the Contributing Stockholders and the number of Additional Shares to be issued to each Adjusted Stockholder as set forth above in Section 1B, and shall deliver notice to each Stockholder of the results of such calculation in accordance with Section 6K as soon as possible thereafter. The Company's calculations shall be conclusive and binding upon each Stockholder.

         1E. Delivery/Issuance of the Subject Shares. At the Closing or as soon as practicable thereafter, the Company shall, subject to the terms and conditions set forth herein, issue and deliver, or cause the Company's transfer agent to deliver, to each Adjusted Stockholder stock certificates evidencing the Additional Shares to be issued by the Company to each such Adjusted Stockholder, registered in each such Adjusted Stockholder's name or its nominee's name, on account of the shares of Common Stock held by such Adjusted Stockholder and each Contributing Stockholder shall deliver to the Company the stock certificates representing the Canceled Shares duly endorsed for transfer to the Company, which shall be canceled by the Company. The number of Canceled Shares delivered to the Company and the number of Additional Shares to be issued by the Company shall be that as calculated pursuant to Section 1B hereof.

         1F. The Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Kirkland & Ellis LLP, 200 E. Randolph Drive, Chicago, IL, immediately after the execution of the Underwriting Agreement and completion of calculations required to effect the transactions contemplated by Section 1A and delivery of the required notice pursuant to
Section 1D (the "Closing Time"), or at such other place as may be mutually agreeable to the Company and the Stockholders. The transactions contemplated by this Agreement shall be deemed effective as of the Closing Time.

         Section 2. Conditions of Each Stockholder's Obligation at the Closing. The obligation of each Stockholder to effect the transactions contemplated hereby at the Closing is subject to the satisfaction as of the Closing of the following conditions:

         2A. Representations and Warranties. The representations and warranties contained in Section 4 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

         2B. Underwriting Agreement. The Company shall have executed the Underwriting Agreement.

         2C. Amendment/Restatement of Certificate of Incorporation. The Charter Amendment in the form attended hereto as Exhibit C shall have been filed and effective under the General Corporation Law of the State of Delaware and the Restated Certificate in the form attached hereto as Exhibit D shall have been approved by the stockholders of the Company in accordance with the General Corporation Law of the State of Delaware and shall not have been further amended or modified.

         2D. Securities Law Compliance. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the acquisition of the Canceled Shares and the issuance of the Additional Shares pursuant to this Agreement in compliance with such laws.

         2E. Closing Documents. The Company shall have delivered to each Stockholder such documents relating to the transactions contemplated by this Agreement as any Stockholder may reasonably request.

         2F. Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Stockholder.

         2G. Waiver. Any condition specified in this Section 2 may be waived if consented to by each Stockholder; provided, that no such waiver shall be effective against any Stockholder unless it is set forth in a writing executed by such Stockholder.

         Section 3. Representations and Warranties of the Company. As a material inducement to the Stockholders to enter into this Agreement and to effect the transactions contemplated hereby, the Company represents and warrants that:

         3A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole.

         3B. Authorization: No Breach. The execution, delivery and performance of this Agreement, and all other agreements contemplated hereby and thereby to which the Company is a party, the Charter Amendment and the amendment and restatement of the Current Certificate have been duly authorized by the Company. This Agreement and all other agreements contemplated hereby and thereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, and all other agreements contemplated hereby and thereby to which the Company is a party, the issuance of the shares of New Common in the Initial Public Offering, the Charter Amendment the amendment and restatement of the Current Certificate and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization; consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Current Certificate or the certificate of incorporation of any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is a party or by which their respective property is bound, other than as expressly contemplated in such agreements described above and other than those made and obtained.

         3C. Capital Stock and Related Matters. As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 30,000,000 shares of New Common, of which 16,988,752 shares (17,682,502 shares if the underwriters' over-allotment option is exercised in full) will be issued and outstanding, and 5,000,000 shares of Preferred Stock, par value $.01 per share, none of which will be issued and outstanding. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable. There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Additional Shares pursuant to this Agreement or the New Common in the Initial Public Offering, which have not been or will not be waived or terminated. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Additional Shares hereunder does not require registration under the Securities Act or any applicable state securities laws.

         Section 4. Representations and Warranties of the Stockholders. The Stockholders hereby represent and warrant to the Company that:

         4A. Authorization; Enforceability. The execution, delivery and performance of this Agreement, all other agreements contemplated hereby and thereby to which any Stockholder is a party each constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its term.

         4B. No Violation. Neither the execution and the delivery of this Agreement or any other documents contemplated hereby to which each Stockholder is a party, nor the consummation of the transactions contemplated hereby and thereby, will (a) conflict with, result in a breach of any of the provisions of,
(b) constitute a default under, (c) result in the violation of, (d) give any third party the right to terminate or to accelerate any obligation under, or (e) require any authorization, consent, approval, execution or other action by or notice to or filing with any court or administrative or governmental body under, the provisions of the certificate of incorporation or bylaws of the Stockholder (where the Stockholder is an incorporated entity) or any statute, regulation, rule, judgment, order, decree or other restriction of any government, governmental agency or court to which the Stockholder is subject.

         4C. Ownership. Each Stockholder owns the Common Stock set forth on
Schedule I hereto or, upon consummation of the Trim Merger, the Common Stock set forth on Schedule II hereto, free and clear of any restrictions on transfer, claims, taxes, liens, charges, encumbrances, pledges, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands, except for applicable restrictions on transfer under securities laws.

         Section 5. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

         "Person" means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or any department, agency or political subdivision thereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

         "Underwriting Agreement" means the Underwriting Agreement entered into by and among the Company, and the Underwriters and Selling Stockholders named therein, pursuant to which the Initial Public Offering of the Company's New Common shall be distributed through a firm commitment underwriting led by Credit Suisse First Boston LLC as representative of the Underwriters.

         Section 6. Miscellaneous.

         6A. Termination. This Agreement shall terminate upon the earlier of (i) August 31, 2004, if the Underwriting Agreement has not been executed by the parties thereto prior to such date, or (ii) the sending of notice by the Company to each Stockholder that the Underwriting Agreement has not been executed by the parties thereto and the transactions contemplated thereby (including Initial Public Offering) will not be consummated prior to September 15, 2004.

         6B. Tax Treatment. The parties hereto intend that the transactions contemplated by this Agreement, together with the Reclassification, shall be treated as an integrated transaction constituting both (1) a "reorganization" pursuant to section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code") and (2) a tax-free exchange of common stock for common stock of the same issuer pursuant to section 1036 of the Code. Each of the parties hereto shall file all tax returns in a manner consistent with the foregoing.

         6C. Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         6D. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least two-thirds of the outstanding shares of Common Stock (including the Trim Shares) held by the parties subject to this Agreement.

         6E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Stockholder or on its behalf.

         6F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Stockholder's benefit as a Stockholder or holder of Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Common Stock.

         6G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         6H. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, anyone of which need not contain the signatures of more than one party, and all of which such counterparts taken together shall constitute one and the same Agreement.

         6I. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by way of limitation.

         6J. Governing Law. The corporate law of the state of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law, and not the law of conflicts, of the state of New York.

         6K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and, except for notice by any Stockholder in response to the Company's notification of share calculations pursuant to Section 1D, shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or telecopied to the recipient. Such notices, demands and other communications shall be sent to each Stockholder at the address indicated next to such party's name on the signature pages hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. All notices given or delivered by a Stockholder to the

Company in response to the Company's notification of share calculations pursuant to Section 1D shall be deemed to have been given when actually received by the Company.

         6L. Rescission. The parties hereto agree that if the closing of the Initial Public Offering has not occurred within 15 calendar days following the Closing, (a) the transactions effected pursuant to this Agreement will be rescinded in their entirety, (b) the deliveries made pursuant to Section 1E hereof shall be reversed and the parties hereto will be returned to their respective positions immediately prior to the Closing, and (c) any rights or obligations of the parties under this Agreement shall be terminated.


                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Recapitalization Agreement on the date first written above.

Address:                                                 COMMERCIAL VEHICLE GROUP, INC.
6530 Campus Way
New Albany, Ohio 43054                                   By:
Attention: President                                        ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:
c/o OG Partners                                          ------------------------------------
294 Grove Lane East, Ste. 260                            S.A. Johnson
Wayzata, MN 55391

Address:
c/o Thayer Capital Partners                              ------------------------------------
1455 Pennsylvania Avenue, NW                             Scott D. Rued
Suite 3500
Washington, D.C. 20004


Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          Carl E. Nelson
Minneapolis, MN 55402

Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          David J. Huls
Minneapolis, MN 55402

Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          Daniel F. Moorse
Minneapolis, MN 55402

Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          Judith A. Vijums
Minneapolis, MN 55402

Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          Kenneth W. Hager
Minneapolis, MN 55402

Address:
c/o Onex Investment Corp.                                ------------------------------------
712 Fifth Avenue                                         Tim Duncanson
New York, NY 10019


Address:
c/o Onex Investment Corp.                                ------------------------------------
712 Fifth Avenue                                         Serge Gouin
New York, NY 10019


Address:
c/o Onex Investment Corp.                                ------------------------------------
712 Fifth Avenue                                         Brian King
New York, NY 10019


Address:
c/o Onex Investment Corp.                                ------------------------------------
712 Fifth Avenue                                         J.W.E. Mingo
New York, NY 10019


Address:
c/o Onex Investment Corp.                                ------------------------------------
712 Fifth Avenue                                         Robert Prichard
New York, NY 10019


Address:
3415 NE 2nd Avenue Suite 203                             ------------------------------------
Miami, FL 33137                                          Robert R. Hibbs


Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          John C. Read
Minneapolis, MN 55402

Address:
c/o Hidden Creek                                         ------------------------------------
4508 IDS Center                                          Mary-Louise R. Johnson and her successors in trust, as
Minneapolis, MN 55402                                    Trustees of the Mary-Louise R. Johnson Revocable Trust
                                                         under Agreement dated November 12, 2001


Address:                                                 1170698 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1170809 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1170812 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1170819 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1170821 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1299039 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1301449 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1352536 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1352537 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 1376653 Ontario Inc.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 2668921 Manitoba Ltd.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 3062601 Nova Scotia Company
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 3-G Investments Limited
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 AMON Canadian Investments, Ltd.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Bostrom Executive Investco LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Bostrom Partners LP
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 CVS Executive Investco LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 CVS Partners, LP
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 J2R Partners II
c/o Hidden Creek
4508 IDS Center                                          By:
Minneapolis, MN 55402                                       ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 J2R Partners  VII
c/o Hidden Creek
4508 IDS Center                                          By:
Minneapolis, MN 55402                                       ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 J2R Partners VI
c/o Hidden Creek
4508 IDS Center                                          By:
Minneapolis, MN 55402                                       ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Kyzalea Company
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 MHON Canadian Investments, Ltd.
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------


Address:                                                 Onex Advisor III LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Onex American Holdings II LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Onex DHC LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Trim Systems Executive Investco LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Trim Systems Executive Investco II LLC
c/o Onex Investment Corp.
712 Fifth Avenue                                         By:
New York, NY 10019                                          ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Baird Capital Partners III Limited Partnership
c/o Baird Capital Partners
227 West Monroe Street                                   By:
Suite 2200                                                  ---------------------------------
Chicago, IL 60606                                        Its:
Attn: C. Andrew Brickman                                    ---------------------------------

Address:                                                 BCP III Affiliates Fund Limited Partnership
c/o Baird Capital Partners
227 West Monroe Street                                   By:
Suite 2200                                                  ---------------------------------
Chicago, IL 60606                                        Its:
Attn: C. Andrew Brickman                                    ---------------------------------

Address:                                                 BCP III Special Affiliates Limited Partnership
c/o Baird Capital Partners
227 West Monroe Street                                   By:
Suite 2200                                                  ---------------------------------
Chicago, IL 60606                                        Its:
Attn: C. Andrew Brickman                                    ---------------------------------

Address:                                                 Baird Capital Partners II Limited Partnership
c/o Baird Capital Partners
227 West Monroe Street                                   By:
Suite 2200                                                  ---------------------------------
Chicago, IL 60606                                        Its:
Attn: C. Andrew Brickman                                    ---------------------------------

Address:                                                 BCP II Affiliates Fund Limited Partnership
c/o Baird Capital Partners
227 West Monroe Street                                   By:
Suite 2200                                                  ---------------------------------
Chicago, IL 60606                                        Its:
Attn: C. Andrew Brickman                                    ---------------------------------

Address:                                                 Randolph Street Partners II
c/o Kirkland & Ellis LLP
200 E. Randolph Drive                                    By:
Chicago, IL 60601                                           ---------------------------------
                                                         Its:
                                                            ---------------------------------

Address:                                                 Norwest Equity Partners VII, LP
3600 IDS Center
80 South 8th Street                                      By:
Minneapolis, MN 55402                                       ---------------------------------
                                                         Its:
                                                            ---------------------------------